                              [PHOTO APPEARS HERE]


                             AIM GLOBAL INCOME FUND

[AIM LOGO APPEARS HERE]         ANNUAL REPORT                   OCTOBER 31, 1996

[PHOTO APPEARS HERE]


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:
o AIM Global Income Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge
         (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares.
o The Fund's distribution rate is equal to the actual distributions from investment income declared for the prior 30-day period, expressed as an annual percentage. Distribution rates may include daily dividends and short-term capital gains.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity, or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o One-year performance includes reinvested distributions for Class A and Class B shares of $0.9275 and $0.8715 per share, respectively.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition may change and there is no assurance the Fund will continue to hold any specific security in any particular country.
o        Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN
THIS REPORT:
o The Lehman Brothers Government Bond Index is an unmanaged composite generally representative of intermediate- and long-term U.S. Treasury and U.S. government agency securities. Index performance is for the period 9/30/94-10/31/96.
o The Salomon Brothers World Government Bond Index is an unmanaged composite of long-term foreign government debt securities. Index performance is for the period 9/30/94-10/31/96.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

       MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY
          THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR
       OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
          AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS
                        OF PRINCIPAL AMOUNT INVESTED.

                            AIM GLOBAL INCOME FUND

                          For shareholders who seek
                       a high level of current income.
                       The Fund invests in a portfolio
                              of debt securities
                          issued by U.S. and foreign
                        governments and corporations.


This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter



   [PHOTO OF    Dear Shareholder:
  Charles T.
    Bauer,      As you may have heard in the financial news, AIM Management
 Chairman of    Group Inc. recently announced a significant event in our
 the Board of   company's history--an agreement to merge with INVESCO PLC, one
  the Fund,     of the world's largest independent investment management groups.
 APPEARS HERE]  AIM has long been known for its strategic planning and forward thinking. In seeking this merger, AIM had specific goals in choosing a partner: to better AIM's position to succeed in an increasingly competitive financial services environment, both in the U.S. and globally; to ensure the continuation of AIM's independent culture, investment philosophy, and dedication to our shareholders; and to offer the broadest range of products and services to our shareholders.

A "MERGER OF EQUALS" THAT PRESERVES INDEPENDENCE
When the merger is completed, AIM and INVESCO will be combined under a new holding company to be named AMVESCO, to reflect the strongly complementary strengths of our two companies which together create a "merger of equals." AMVESCO will have combined assets under management in excess of $150 billion.
  Most importantly, the agreement enables AIM to preserve its independent culture--which has been so essential to our company's success. The locations, management, structure, and brand names of AIM and INVESCO will not change.
  With INVESCO, AIM achieves a strategic combination with a partner that offers complementary rather than overlapping strengths. AIM has delivered impressive performance over the years as a domestic retail fund manager. INVESCO brings to AIM its primary strengths as an institutional money manager, and as a successful international investment manager with significant operations in North America, Europe, and the Pacific region.

NO CHANGES IN YOUR AIM FUND OR ITS MANAGEMENT
While AIM certainly will be enriched through these added strengths, it will retain those qualities that have produced two decades of successful performance. The reputation of AIM funds has been built by its seasoned team of portfolio managers who adhere to AIM's disciplined and successful investment management process. AIM's central goal is to keep the current investment team in place and our time-tested investment philosophy intact. Also, the names of AIM funds will not change.
  Moreover, because the merger will not result in any changes in the way AIM does business, this transaction will be seamless--without any disruption of service to you.

YOUR VOTE IS IMPORTANT
The merger is expected to be completed on or about February 28. As a result of the merger, it is necessary for shareholders of AIM funds to approve a new investment advisory agreement.
  Recently, we mailed an announcement for the shareholder meeting planned on February 7, along with a proxy card that describes proposals that relate to the management and policies of your Fund. We encourage you to review and return your proxy as soon as possible. Your Fund's Board of Directors carefully considered and unanimously approved the proposals and recommends that you vote in favor of each one. Your vote is important to us. If you haven't yet mailed your proxy card, please send it today.
  The AIM/INVESCO merger marks a new and promising era for AIM, and we believe it will yield exciting opportunities for AIM shareholders. We appreciate the trust you have placed in us.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                        -------------------------------
                               With INVESCO, AIM
                              achieves a strategic
                               combination with a
                          partner that offers comple-
                              mentary rather than
                             overlapping strengths.
                        -------------------------------

The Managers' Overview

GLOBAL BOND PERFORMANCE STRONG

A roundtable discussion with the Fund management team for AIM Global Income
Fund for the year ended October 31, 1996.
--------------------------------------------------------------------------------

Q.   HOW DID AIM GLOBAL INCOME FUND PERFORM DURING THE REPORTING PERIOD?

A. It was a good year for AIM Global Income Fund--total return was 10.22% and 9.66% for Class A and Class B shares, respectively. The Fund bested the 5.12% return for the Lehman Brothers Government Bond Index and the 5.36% return for the Salomon Brothers World Government Bond Index.
       As of October 31, 1996, the Fund's 30-day yield was 6.09% and 5.90% for Class A and Class B shares, respectively, when calculated on maximum offering price. During the year ended October 31, 1996, net assets in the Fund grew from $14 million to more than $38 million.

Q.   HOW DID YOU MANAGE THE FUND DURING THE PERIOD?

A We continued our disciplined approach of remaining invested in three bond-market segments: foreign bonds, investment-grade domestic bonds, and high-yield bonds. These three asset classes tend to behave differently because the factors that influence them vary. Toward the end of the reporting period, the Fund modestly increased the investment-grade segment of the portfolio to take advantage of declining interest rates.

Q.   HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

A. There were 157 holdings in the Fund as of October 31, 1996. Weighted average maturity for the Fund was 7.9 years and duration was 5.5 years. The Fund had an average portfolio quality rating of A as measured by Standard & Poor's Corporation (S&P) and Moody's Investor Service (Moody's), two widely known credit rating agencies, and other nationally recognized securities rating organizations (NRSROs). These ratings are historical and are based on analysis of the credit quality of the individual securities in the Fund's portfolio.

================================================================================

AIM GLOBAL INCOME FUND HAS STRONG YEAR

1-year total returns as of 10/31/96
--------------------------------------------------------------------------------

AIM FUND CLASS A                                   10.22%

AIM FUND CLASS B                                    9.66%

LEHMAN BROTHERS GOVERNMENT BOND INDEX               5.12%

SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX        5.36%
================================================================================

================================================================================
AIM GLOBAL INCOME FUND DISTRIBUTION RATES VS. KEY CURRENT YIELDS

As of 10/31/96
--------------------------------------------------------------------------------
AIM FUND CLASS A                                    6.91%

AIM FUND CLASS B                                    6.42%

U.S. 10-YEAR TREASURY NOTE                          6.34%

GERMANY 10-YEAR NOTE                                6.00%

JAPAN 10-YEAR NOTE                                  2.61%
================================================================================

The Fund's distribution rate is equal to the actual distributions from investment income declared for the prior 30-day period, expressed as an annual percentage. Distribution rates may include daily dividends and short-term capital gains.
  Government securities, such as U.S. Treasury bills, notes, and bonds offer a high degree of safety and are guaranteed as to timely payment of principal and interest if held to maturity. Fund shares are not insured and their value and yield will vary with market conditions.

Q.       HOW DID FOREIGN BONDS PERFORM DURING THE PERIOD?

A. Most foreign bond markets performed well during the year covered by this report. In Europe, much of that good performance stemmed from government efforts to reduce budget deficits and outstanding indebtedness to comply with requirements for the European Monetary Union.
           The Fund took advantage of those efforts by holding Swedish, French, German, and Italian securities.

Q. WHAT WERE CONDITIONS LIKE IN THE INVESTMENT-GRADE DOMESTIC BOND MARKET DURING THE PAST YEAR?

A. The bond market rallied during the final months of the reporting period amid mounting evidence that the economy was

                           ------------------------
                          The Fund also benefited from
                          exposure to such markets as
                           Australia, Canada, and the
                              United Kingdom where
                          interest rates declined and
                        currencies appreciated in value.
                           ------------------------


           See important Fund & index disclosures inside front cover.

growing at a reasonable rate and that inflation was mild. Earlier in the period, there had been concerns the Federal Reserve Board would raise interest rates to slow rapid economic growth and forestall inflation, and that created uncertainty in the bond market. However, the rate of growth of the economy slowed from 4.7% in the second quarter to 2.0% in the third quarter. Moreover, inflation remained modest. Satisfied with the pace of the economy, the Fed left interest rates unchanged at its summer and fall meetings. With investor concerns calmed, bond prices, down for much of the period, began to rise.

================================================================================

COUNTRIES REPRESENTED IN THE PORTFOLIO

As of 10/31/96
--------------------------------------------------------------------------------
Canada                            Germany

United States                     Denmark

France                            Sweden

Switzerland                       Japan

Italy                             New Zealand

United Kingdom                    Australia

================================================================================

================================================================================

PORTFOLIO COMPOSITION

As of 10/31/96
--------------------------------------------------------------------------------

TOP 5 HOLDINGS             COUPON    MATURITY   TOP 10 COUNTRIES
1. U.S. Treasury Note       6.50%    05/2001    1. United States     6. Australia

2. U.K. Treasury            7.00%    11/2001    2. Canada            7. France

3. U.S. Treasury Note       6.50%    08/2005    3. United Kingdom    8. Italy

4. U.S. Treasury Note       6.75%    08/2026    4. Germany           9. Japan

5. Swedish Government      10.25%    05/2003    5. Sweden           10. Denmark
================================================================================

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

Q.       HOW DID HIGH-YIELD BONDS PERFORM IN THIS ENVIRONMENT?

A. Unlike investment-grade bonds, high-yield bonds usually benefit from a burgeoning economy. Improving business conditions and cash flows can have a positive impact on the credit situation of many corporate borrowers. The high-yield element of the portfolio performed well because of healthy economic expansion during the period.

Q.       WHAT IS YOUR MARKET OUTLOOK?

A. The Fund remains committed to maintaining exposure in the three key bond-market sectors--foreign bonds, investment-grade bonds, and high-yield bonds--to reduce volatility and enhance opportunities for attractive returns over time.
           As 1996 draws to a close, conditions appear to be improving for the domestic bond market. The economy is growing at a reasonable rate without rising inflation. That tends to favor both investment-grade bonds and high-yield bonds.
           In other developed countries, the prevailing trend has been toward fiscal restraint and modest economic expansion, which has created a favorable climate for the global bond market. Improving foreign markets will continue to provide opportunities for Fund diversification.

                         ---------------------------
                                  Improving
                               foreign markets
                           will continue to provide
                              opportunities for
                            Fund diversification.
                         ---------------------------

Long-Term Performance

AIM GLOBAL INCOME FUND VS. BENCHMARK INDEXES

The chart below compares your Fund to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the bond market over the period 9/15/94-10/31/96. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the Lehman Brothers Government Bond Index and the Salomon Brothers World Government Bond Index. Unlike your Fund, an index is not managed; therefore there are no sales charges, expenses or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
As of 10/31/96 Including sales charges.
--------------------------------------------------------------------------------
CLASS A SHARES
Inception (9/15/94)       10.22%
1 Year                     4.99*

CLASS B SHARES
Inception (9/15/94)       10.93%
1 Year                     4.66**

*10.22% excluding sales charges.
**9.66 excluding sales charges.
================================================================================


================================================================================
GROWTH OF A $10,000 INVESTMENT
Past performance is no guarantee of comparable future results.

                                                        SALOMON BROTHERS     LEHMAN BROTHERS
            AIM GLOBAL INCOME     AIM GLOBAL INCOME     WORLD GOVERNMENT       GOVERNMENT
              FUND, CLASS A         FUND, CLASS B          BOND INDEX          BOND INDEX
                                          (In thousands)
-----------------------------------------------------------------------------------------------------------------
9/15/94         $ 9,530                $10,000              $10,000             $10,000
11/30/94          9,510                  9,967                9,974              10,021
2/28/95           9,929                 10,395               10,441              10,523
5/31/95          10,559                 11,031               11,074              11,673
8/31/95          10,798                 11,268               11,249              11,365
11/30/95         11,236                 11,713               11,709              11,838
2/28/96          11,394                 11,871               11,704              11,754
5/31/96          11,480                 11,947               11,512              11,393
8/31/96          11,798                 12,262               11,664              12,058
10/31/96         12,298                 12,472               12,119              12,333
=================================================================================================================

                       (Data are for the month-ends shown)


Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

                                                               For Consideration

MARKETS LOOK TO INDICATORS TO SEE
WHICH WAY THE ECONOMIC WIND BLOWS

Every month, the government releases reports of key economic indicators--the harbingers of the business cycle considered so vital to financial markets. Have you ever wondered why economic indicators are so important? We asked Gary Beauchamp, AIM's Economic Strategist, to discuss a few widely followed indicators that may be of interest to investors.

GROSS DOMESTIC PRODUCT (GDP)
GDP measures the final output of goods and services produced in the United States in one year, which makes it the broadest measure of economic performance. Initial estimates are released about a month after the close of each quarter.
  Financial markets react strongly to the GDP number because it indicates the pace of economic activity. For instance, if the GDP is growing at a faster rate than in previous periods, it's an indication that the economy may be heating up. Rapid growth strains the economy, and that drives up prices and interest rates. The resulting inflation erodes corporate profits and the value of financial securities. Conversely, growth that is too slow causes prices and profits to fall, and that drives up unemployment and dries up demand.

EMPLOYMENT DATA
When the various economic indicators are mixed, many analysts consider employment data to be the most important. An increase in employment, a decrease in initial jobless claims, or a decrease in unemployment can bode well for the economy. However, an unexpectedly large surge in employment, such as the non-farm payroll figures reported last February and March, can signal the potential for inflation.

INDUSTRIAL PRODUCTION AND CAPACITY UTILIZATION
Monthly industrial production and capacity utilization indicators report the efficiency of economic productivity. The index of industrial production measures changes in the output of the mining, manufacturing, and gas and electric utilities sectors of the economy. Capacity utilization is the rate at which industrial production sectors operate--it is an indicator of industry's current physical limits.
  Together, these indicators can reveal expansion or contraction in the economy before the GDP. High levels are positive; but maximum levels of industrial production and capacity utilization can indicate inordinate strain on the economy, which can lead to inflation. Conversely, low levels of capacity utilization often generate increased productivity efficiency, and that can signal an upturn in the economy from recession.

HOUSING STARTS
Released monthly by the U.S. Department of Commerce, the housing starts figure is an estimate of the number of new homes and apartments under construction within a stated period. The housing starts figure is sensitive to changes in interest rates and reported levels of new home sales--another indicator of consumer confidence. When consumers feel secure about the direction of the economy, they are more likely to make long-term financial commitments like home mortgages. Conversely, housing starts tend to fall well before the onset of recession. One of the most volatile indicators, housing start figures often vary widely from month to month and are sometimes substantially revised.

INDEX OF LEADING ECONOMIC INDICATORS
The U.S. Commerce Department tracks the performance of the economy by measuring changes in the business cycle--the alternating progression of the economy from periods of expansion when business is growing to periods of contraction when business activity slows and unemployment increases.
  Every month, the Commerce Department compiles its composite index of leading economic indicators. Leading indicators are those factors that have shown the tendency to signal change before the economy makes a major turn. The index measures changes in such factors as stock prices, new orders for durable goods, contracts and orders for plant and equipment, and average weekly claims for state unemployment compensation. Positive changes in the index signal improvement in the economy. Negative changes are understood to be warnings that the economy might contract.

"The composite index of leading economic indicators is not the square root of the universe. There is no single index or formula that provides all the answers to the problems of business forecasting."

Michael B. Lehman, The Business One Irwin Guide to Using The Wall Street
Journal

SCHEDULE OF INVESTMENTS

October 31, 1996

                                       PRINCIPAL       MARKET
                                       AMOUNT(a)       VALUE
U.S. DOLLAR DENOMINATED
  NON-CONVERTIBLE BONDS & NOTES-37.45%

ADVERTISING/BROADCASTING-1.63%

SFX Broadcasting, Inc.
  Sr. Sub. Notes, 10.75%
  05/15/06                            $    200,000  $    205,000
----------------------------------------------------------------
Sinclair Broadcast Group,
  Sr. Sub. Notes, 10.00%
  09/30/05                                 100,000        97,000
----------------------------------------------------------------
Time Warner Inc.,
  Deb., 6.85% 01/15/26                     125,000       122,333
----------------------------------------------------------------
  Notes, 8.18% 08/15/07                    200,000       205,810
----------------------------------------------------------------
                                                         630,143
----------------------------------------------------------------

AIRLINES-0.76%

Airplanes Pass Through Trust,
  Sub. Bonds, 10.875% 03/15/19             230,000       250,987
----------------------------------------------------------------
Greenwich Air Services Inc.,
  Sr. Notes, 10.50% 06/01/06                40,000        41,800
----------------------------------------------------------------
                                                         292,787
----------------------------------------------------------------

AUTOMOBILE/TRUCK PARTS & TIRES-0.16%

CSK Auto Inc.,
  Sr. Sub. Notes, 11.00%
  11/01/06
  (acquired 10/23/96; cost
  $60,000)(b)                               60,000        61,050
----------------------------------------------------------------

BANKING-1.74%

First Union Bancorp,
  Sub. Deb., 7.50% 04/15/35                200,000       209,990
----------------------------------------------------------------
Royal Bank of Scotland,
  Yankee Bond, 6.375% 02/01/11             500,000       463,710
----------------------------------------------------------------
                                                         673,700
----------------------------------------------------------------

BEVERAGES-1.55%

Coca Cola Enterprises,
  Notes, 7.24% 06/20/20(c)               3,113,000       598,878
----------------------------------------------------------------

CABLE TELEVISION-2.45%

CAI Wireless Systems Inc.,
  Sr. Notes, 12.25% 09/15/02                40,000        38,800
----------------------------------------------------------------
Comcast UK Cable,
  Yankee Unsec. Sr. Disc. Deb.,
  11.20% 11/15/07(d)                       400,000       258,000
----------------------------------------------------------------
Fundy Cable Ltd.,
  Yankee Bonds, 11.00% 11/15/05             30,000        31,350
----------------------------------------------------------------
Kabelmedia Holdings GMBH,
  Yankee Unsec. Sr. Disc. Notes,
  13.625% 08/01/06(d)                      200,000       109,500
----------------------------------------------------------------
Rifkin Acquisition Partners
  L.P.,
  Sr. Sub. Notes, 11.125%
  01/15/06                                  40,000        40,800
----------------------------------------------------------------
Telewest PLC,
  Yankee Sr. Disc. Deb.,
  11.00% 10/01/07(d)                        50,000        31,876
----------------------------------------------------------------
United International Holdings
  Inc.,
  Sec. Sr. Disc. Notes, 11/15/99
  12.99%(d)                                200,000       138,000
----------------------------------------------------------------
Viacom Inc.,
  Sr. Notes, 7.75% 06/01/05                100,000        97,053
----------------------------------------------------------------
Wireless One Inc.,
  Units, 13.00% 10/15/03(e)                200,000       203,000
----------------------------------------------------------------
                                                         948,379
----------------------------------------------------------------

                                       PRINCIPAL       MARKET
                                       AMOUNT(a)       VALUE

CHEMICALS-1.38%

BPC Holding Corp.,
  Sr. Notes, 12.50% 06/15/06          $    100,000  $    105,250
----------------------------------------------------------------
Crain Industries,
  Sr. Sub. Notes, 13.50%
  08/15/05                                  40,000        44,600
----------------------------------------------------------------
Laroche Industries,
  Sr. Sub Notes, 13.00% 08/15/04           100,000       108,000
----------------------------------------------------------------
Polymer Group Inc.,
  Sr. Notes, 12.25% 07/15/02               200,000       218,000
----------------------------------------------------------------
Sterling Chemicals Inc.,
  Unsec. Sr. Sub. Notes, 11.75%
  08/15/06                                  60,000        60,600
----------------------------------------------------------------
                                                         536,450
----------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.27%

Printpack Inc.,
  Sr. Sub. Notes, 10.625%
  08/15/06(b)
  (acquired 08/15/96-09/04/96;
  cost $100,500)                           100,000       103,250
----------------------------------------------------------------

CONSUMER NON-DURABLES-0.27%

Hines Horticulture Inc.,
  Sr. Sub Notes, 11.75% 10/15/05           100,000       105,500
----------------------------------------------------------------

CONTAINERS-0.35%

Ivex Packaging,
  Sr. Sub. Notes, 12.50%
  12/15/02                                  10,000        10,750
----------------------------------------------------------------
Owens-Illinois Inc.,
  Sr. Sub. Notes, 10.50%
  06/15/02                                  50,000        52,126
----------------------------------------------------------------
Riverwood International,
  Unsec. Sr. Sub. Notes,
  10.875% 04/01/08                          80,000        73,200
----------------------------------------------------------------
                                                         136,076
----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-2.12%

Associates Corp.,
  Deb., 7.95% 02/15/10                     100,000       110,246
----------------------------------------------------------------
Household Finance Co.,
  Notes, 7.125% 09/01/05                   700,000       709,521
----------------------------------------------------------------
                                                         819,767
----------------------------------------------------------------

FOOD PROCESSING-0.60%

Chiquita Brands International
  Inc.,
  Unsec. Sr. Notes, 10.25%
  11/01/06                                  80,000        82,400
----------------------------------------------------------------
International Home Foods,
  Sr. Sub. Notes, 10.375%
  11/01/06(b)
  (acquired 10/29/96; cost
  $50,000)                                  50,000        50,500
----------------------------------------------------------------
Pilgrim's Pride Corp.,
  Sr. Sub. Notes, 10.875%
  08/01/03                                 100,000        99,250
----------------------------------------------------------------
                                                         232,150
----------------------------------------------------------------

FOREIGN GOVERNMENT-0.81%

Province of Manitoba,
  Yankee Bonds, 7.75% 07/17/16             300,000       314,703
----------------------------------------------------------------

GAMING-1.57%

Aztar Corp.,
  Sr. Sub. Notes, 11.00%
  10/01/02                                  30,000        28,200
----------------------------------------------------------------
Casino America Inc.,
  Gtd. Sr. Notes, 12.50%
  08/01/03                                 200,000       205,500
----------------------------------------------------------------
Coast Hotel & Casino,
  First Mortgage Notes, 13.00%
  12/15/02                                  70,000        75,250
----------------------------------------------------------------

                                       PRINCIPAL       MARKET
                                       AMOUNT(a)       VALUE

GAMING-(CONTINUED)

Harvey Casinos Resorts,
  Unsec. Sr. Sub. Notes,
  10.625% 06/01/06                    $    100,000  $    104,750
----------------------------------------------------------------
Showboat Marina,
  First Mortgage Notes, 13.50%
  03/15/03                                 100,000       107,500
----------------------------------------------------------------
Trump Atlantic City,
  First Mortgage Notes, 11.25%
  05/01/06                                  90,000        85,050
----------------------------------------------------------------
                                                         606,250
----------------------------------------------------------------

HOMEBUILDING-0.14%

Continental Homes Holdings,
  Sr. Notes, 10.00% 04/15/06                55,000        55,550
----------------------------------------------------------------

HOTELS/MOTELS-0.63%

ITT Corp. (New),
  Deb., 7.375% 11/15/15                    150,000       144,893
----------------------------------------------------------------
John Q. Hammons Hotels,
  Gtd. First Mortgage Notes,
  9.75% 10/01/05                           100,000       100,000
----------------------------------------------------------------
                                                         244,893
----------------------------------------------------------------

LEISURE & RECREATION-0.47%

Cobblestone Golf Group,
  Sr. Notes, 11.50% 06/01/03(b)
  (acquired 05/29/96; cost
  $100,000)                                100,000       103,250
----------------------------------------------------------------
Icon Health & Fitness Inc.,
  Sr. Sub. Notes, 13.00%
  07/15/02                                  70,000        78,574
----------------------------------------------------------------
                                                         181,824
----------------------------------------------------------------

MACHINERY (HEAVY)-0.48%

Fairfield Manufacturing,
  Sr. Sub. Notes, 11.375%
  07/01/01                                  50,000        51,750
----------------------------------------------------------------
Primeco Inc.,
  Sr. Sub. Notes, 12.75%
  03/01/05                                 120,000       132,600
----------------------------------------------------------------
                                                         184,350
----------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.38%

Interlake Corp.,
  Sr. Notes, 12.00% 11/15/01                40,000        42,400
----------------------------------------------------------------
MVE Inc.,
  Sr. Sec. Notes, 12.50%
  02/15/02                                 100,000       105,250
----------------------------------------------------------------
                                                         147,650
----------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-0.21%

Dynacare Inc.,
  Yankee Sr. Notes, 10.75%
  01/15/06                                  80,000        81,300
----------------------------------------------------------------

MEDICAL
  INSTRUMENTS/PRODUCTS-0.47%

Dade International Inc.,
  Sr. Sub. Notes, 11.125%
  05/01/06(b)
  (acquired 04/30/96-07/16/96;
  cost $102,700)                           100,000       107,000
----------------------------------------------------------------
Graphic Controls Corp.,
  Sr. Sub. Notes, 12.00%
  09/15/05                                  70,000        75,950
----------------------------------------------------------------
                                                         182,950
----------------------------------------------------------------

METALS (MISCELLANEOUS)-0.33%

Rio Algom Ltd.,
  Yankee Deb., 7.05% 11/01/05              130,000       127,374
----------------------------------------------------------------

NATURAL GAS PIPELINE-1.56%

Ferrellgas Partners L.P.,
  Sr. Notes, 9.375% 06/15/06               300,000       300,750
----------------------------------------------------------------

                                       PRINCIPAL       MARKET
                                       AMOUNT(a)       VALUE

NATURAL GAS PIPELINE-(CONTINUED)

Plains Resources Inc.,
  Sr. Sub. Notes, 10.25%
  03/15/06                            $     50,000  $     52,000
----------------------------------------------------------------
Talisman Energy Inc.,
  Yankee Deb., 7.125% 06/01/07             250,000       249,260
----------------------------------------------------------------
                                                         602,010
----------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-1.27%

Benton Oil & Gas,
  Sr. Notes, 11.625% 05/01/03               50,000        55,000
----------------------------------------------------------------
Forest Oil Corp.,
  Sr. Sub. Notes, 11.25%
  09/01/03                                 100,000       106,500
----------------------------------------------------------------
Mariner Energy Corp.,
  Sr. Sub. Notes, 10.50%
  08/01/06(b)
  (acquired 08/12/96-09/04/96;
  cost $110,350)                           110,000       113,987
----------------------------------------------------------------
Maxus Energy,
  Deb., 11.50% 11/15/15                    170,000       178,713
----------------------------------------------------------------
Petroleum Heat & Power Inc.,
  Sub. Deb., 12.25% 02/01/05                33,000        36,960
----------------------------------------------------------------
                                                         491,160
----------------------------------------------------------------

OIL & GAS (INTEGRATED)-0.53%

Wainoco Oil Corp.,
  Sr. Sub. Notes, 12.00%
  08/01/02                                 200,000       207,000
----------------------------------------------------------------

OIL & GAS (SERVICES)-0.05%

Falcon Drilling Co. Inc.,
  Sr. Notes, 9.75% 01/15/01                 20,000        20,500
----------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.59%

National Fiberstock Corp.,
  Sr. Notes, 11.625% 06/15/02(b)
  (acquired 06/21/96; cost
  $100,000)                                100,000       104,500
----------------------------------------------------------------
Rapp International Finance,
  Gtd. Yankee Sec. Notes,
  11.50% 12/15/00                           50,000        52,000
----------------------------------------------------------------
Repap New Brunswick,
  Yankee Bonds, 10.625% 04/15/05            70,000        70,700
----------------------------------------------------------------
                                                         227,200
----------------------------------------------------------------

POLLUTION CONTROL-2.16%

Norcal Waste Systems,
  Sr. Notes, 12.75% 11/15/05               150,000       165,000
----------------------------------------------------------------
WMX Technologies Inc.,
  Unsec. Notes, 7.10% 08/01/26             650,000       672,777
----------------------------------------------------------------
                                                         837,777
----------------------------------------------------------------

PUBLISHING-0.73%

News America Holdings,
  Gtd. Sr. Deb., 9.25% 02/01/13            250,000       280,797
----------------------------------------------------------------

RAILROADS-0.19%

Johnstown America Industries
  Inc.,
  Sr. Sub. Notes, 11.75%
  08/15/05                                  80,000        73,600
----------------------------------------------------------------

REAL ESTATE-1.32%

Finova Capital Corp.,
  Notes, 7.40% 05/06/06                    500,000       511,820
----------------------------------------------------------------

RETAIL (FOOD & DRUG)-0.54%

Carr-Gottstein Foods Co.,
  Sr. Sub. Notes, 12.00%
  11/15/05                                 100,000       105,000
----------------------------------------------------------------

                                       PRINCIPAL       MARKET
                                       AMOUNT(a)       VALUE

RETAIL (FOOD & DRUG)-(CONTINUED)

Great Atlantic & Pacific,
  Yankee Bonds, 7.78%
  11/01/00(b)
  (acquired 10/18/95; cost
  $100,000)                           $    100,000  $    102,221
----------------------------------------------------------------
                                                         207,221
----------------------------------------------------------------

RETAIL (STORES)-0.93%

Loehmann's Holdings, Inc.,
  Unsec. Sr. Notes, 11.875%
  05/15/03                                 100,000       106,750
----------------------------------------------------------------
Samsonite Corp.,
  Sr. Sub. Notes, 11.125%
  07/15/05                                  40,000        42,400
----------------------------------------------------------------
Specialty Retailers Inc.,
  Sr. Sub. Notes, 11.00%
  08/15/03                                  75,000        77,062
----------------------------------------------------------------
United Stationer Supply Inc.,
  Sr. Sub. Notes, 12.75%
  05/01/05                                 120,000       132,000
----------------------------------------------------------------
                                                         358,212
----------------------------------------------------------------

SCHOOLS-0.28%

Herff Jones Inc.,
  Sr. Sub. Notes, 11.00%
  08/15/05                                 100,000       106,750
----------------------------------------------------------------

SEMICONDUCTORS-0.29%

Advanced Micro Devices,
  Sec. Sr. Notes, 11.00%
  08/01/03                                 110,000       113,850
----------------------------------------------------------------

STEEL-0.96%

Bayou Steel Corp.,
  First Mortgage Notes, 10.25%
  03/01/01                                 135,000       129,600
----------------------------------------------------------------
GS Technologies Inc.,
  Sr. Notes, 12.00% 09/01/04                75,000        78,187
----------------------------------------------------------------
Gulf States Steel Corp.,
  First Mortgage Notes, 13.50%
  04/15/03                                  60,000        57,000
----------------------------------------------------------------
Oregon Steel Mills,
  First Mortgage Notes, 11.00%
  06/15/03                                 100,000       105,000
----------------------------------------------------------------
                                                         369,787
----------------------------------------------------------------

TELECOMMUNICATIONS-5.10%

Arch Communications Group,
  Sr. Disc. Notes, 10.875%
  03/15/08(d)                              250,000       137,500
----------------------------------------------------------------
Celcaribe SA,
  Sr. Notes, 13.50% 03/15/04(d)            500,000       419,376
----------------------------------------------------------------
Clearnet Communications,
  Yankee Units, 14.75%
  12/15/05(d)(f)                           100,000        59,125
----------------------------------------------------------------
Omnipoint Corp.,
  Sr. Notes, 11.625% 08/15/06(b)
  (acquired 08/22/96; cost
  $200,000)                                200,000       202,000
----------------------------------------------------------------
PriCellular Wire,
  Sr. Notes, 10.75% 11/01/04(b)
  (acquired 10/30/96; cost
  $40,000)                                  40,000        40,400
----------------------------------------------------------------
Pronet Inc.,
  Sr. Sub. Notes, 11.875%
  06/15/05                                  30,000        27,600
----------------------------------------------------------------
Sprint Spectrum L.P.,
  Unsec. Sr. Notes, 11.00%
  08/15/06                                 200,000       201,501
----------------------------------------------------------------
Sygnet Wireless Inc.,
  Unsec. Sr. Notes, 11.50%
  10/01/06                                  60,000        60,600
----------------------------------------------------------------
TCI Communications Inc.,
  Notes, 8.00% 08/01/05                    150,000       142,630
----------------------------------------------------------------
Teleport Communications,
  Sr. Disc. Notes, 11.125%
  07/01/07(d)                              300,000       192,000
----------------------------------------------------------------
360 Communications Co.,
  Sr. Notes, 7.50% 03/01/06                500,000       497,355
----------------------------------------------------------------
                                                       1,980,087
----------------------------------------------------------------

                                       PRINCIPAL       MARKET
                                       AMOUNT(a)       VALUE

TRANSPORTATION
  (MISCELLANEOUS)-0.22%

Stena AB,
  Yankee Sr. Notes, 10.50%
  12/15/05                            $     80,000  $     83,700
----------------------------------------------------------------

TRUCKING-0.76%

Ameritruck Distribution,
  Sr. Sub. Notes, 12.25%
  11/15/05                                 300,000       294,750
----------------------------------------------------------------

UTILITIES-0.67%

El Paso Electric Co.,
  First Mortgage Notes, 8.90%
  02/01/06                                 250,000       258,407
----------------------------------------------------------------

WATER SUPPLY-0.53%

Panda Funding Corp.,
  Pooled Project Bonds, 11.625%
  08/20/12(b)
  (acquired 07/26/96; cost
  $200,000)                                200,000       206,250
----------------------------------------------------------------
    Total U.S. Dollar
      Denominated
      Non-Convertible Bonds &
      Notes                                           14,495,852
----------------------------------------------------------------

U.S. DOLLAR DENOMINATED CONVERTIBLE

  BONDS & NOTES-1.99%

AIRLINES-1.32%

Continental Airlines Inc.,
  Conv. Sr. Sub. Notes, 6.75%
  04/15/06(b)
  (acquired 02/27/96; cost
  $499,825)                                500,000       511,250
----------------------------------------------------------------

TRANSPORTATION
  (MISCELLANEOUS)-0.67%

Laidlaw Inc.,
  Unsec. Unsub. Conv. Deb.,
  6.00% 01/15/99                           200,000       260,000
----------------------------------------------------------------
    Total U.S. Dollar
      Denominated Convertible
      Bonds & Notes                                      771,250
----------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED NON-
  CONVERTIBLE BONDS &
  NOTES(G)-12.97%

CANADA-5.63%

Bank of Montreal
  (Finance-Asset Management),
  Sub. Deb., 7.92% 07/31/12        CAD  300,000          244,441
----------------------------------------------------------------
Bell Canada
  (Telecommunications), Deb,
  10.875% 10/11/04                         150,000       140,880
----------------------------------------------------------------
Canadian Oil Debco Inc. (Oil &
  Gas),
  Deb., 11.00% 10/31/00                    250,000       219,650
----------------------------------------------------------------
Teleglobe Canada Inc.
  (Telecommunications),
  Deb., 8.35% 06/20/03                     650,000       535,442
----------------------------------------------------------------
Trans-Canada Pipelines (Oil &
  Gas),
  Notes, 8.55% 02/01/06                    500,000       418,221
----------------------------------------------------------------
  Notes, 10.625% 10/20/09                  375,000       359,694
----------------------------------------------------------------
Viridian Inc.
  (Chemicals-Specialty), Notes,
  11.00% 03/31/04                          300,000       261,565
----------------------------------------------------------------
                                                       2,179,893
----------------------------------------------------------------

FRANCE-0.40%

Credit Local de France
  (Finance-Consumer Credit),
  Sr. Unsub. Deb., 6.00%
    11/15/01                       FRF  250,000           50,748
----------------------------------------------------------------
IBM International Finance N.V.
  (Computer Mainframes),
  Sr. Unsub. Deb., 10.00%
    08/29/97                               500,000       104,020
----------------------------------------------------------------
                                                         154,768
----------------------------------------------------------------

                                       PRINCIPAL       MARKET
                                       AMOUNT(a)       VALUE

GERMANY-3.22%

Ford Credit Europe PLC
  (Finance-Consumer Credit),
  Deb., 6.00% 03/30/99           DEM       200,000  $    137,936
----------------------------------------------------------------
International Bank for
  Reconstruction & Development
  (Supranational
  Organization), Unsub. Global
  Bonds, 7.125% 04/12/05                   475,000       329,574
----------------------------------------------------------------
LKB Global (Banking),
  Gtd Notes, 6.00% 01/25/06              1,200,000       780,666
----------------------------------------------------------------
                                                       1,248,176
----------------------------------------------------------------

ITALY-2.33%

KFW International Finance
  (Finance-Consumer Credit),
  Gtd. Notes, 11.625% 11/27/98   ITL   570,000,000       402,059
----------------------------------------------------------------
Swedish Export Credit
  (Finance-Consumer Credit)
  Unsec. Unsub. Deb., 11.70%
  12/04/98                             700,000,000       500,867
----------------------------------------------------------------
                                                         902,926
----------------------------------------------------------------

JAPAN-0.65%

Sony Corp. (Electronic
  Components/Miscellaneous),
  Bonds, 1.40% 09/30/03          JPY     6,000,000        67,033
----------------------------------------------------------------
Toyota Motor Corp.
  (Automobile-Manufacturers),
  Deb., 1.20% 01/28/98                  15,000,000       182,930
----------------------------------------------------------------
                                                         249,963
----------------------------------------------------------------

SWEDEN-0.29%

Credit Foncier de France
  (Finance-Consumer Credit)
  Sr. Unsub. Deb., 6.50%
    02/22/99                     SEK       750,000       113,980
----------------------------------------------------------------

UNITED KINGDOM-0.45%

KFW International Finance
  (Finance-Consumer Credit),
  Gtd. Notes, 10.625% 09/03/01   BPS       100,000       173,120
----------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated
      Non-Convertible Bonds &
      Notes                                            5,022,826
----------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED CONVERTIBLE
  BONDS & NOTES(g)-2.74%

Societe Generale (Banking),
  Conv. Deb., 3.50% 01/01/00     FRF       231,000        49,292
----------------------------------------------------------------

JAPAN-1.51%

Glaxo Holdings PLC
  (Medical-Drugs), Conv. Deb.,
  4.30% 09/28/98                 JPY     4,000,000        40,824
----------------------------------------------------------------
Jusco Co. Ltd. (Consumer
  Non-Durables), Conv. Deb.,
  1.20% 02/20/01                        40,000,000       544,728
----------------------------------------------------------------
                                                         585,552
----------------------------------------------------------------

SWITZERLAND-1.10%

Aderans Co. Ltd. (Cosmetics &
  Toiletries), Conv. Deb.,
  0.875% 08/31/98                CHF       200,000       159,810
----------------------------------------------------------------
Yamada Denki Co. Ltd.
  (Retail-Stores), Conv. Notes,
  0.25% 03/31/00                           300,000       265,822
----------------------------------------------------------------
                                                         425,632
----------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Convertible
      Bonds & Notes                                    1,060,476
----------------------------------------------------------------

                                       PRINCIPAL       MARKET
                                       AMOUNT(a)       VALUE

NON-U.S. DOLLAR DENOMINATED GOVERNMENT
  BONDS & NOTES(g)-25.00%

AUSTRALIA-4.02%
Australian Government,
  Gtd. Deb., 10.00% 02/15/06     AUD       500,000  $    465,762
----------------------------------------------------------------
  Gtd. Deb., 10.00% 10/15/07               500,000       472,388
----------------------------------------------------------------
Queensland Treasury Corp.,
  Gtd. Notes, 8.875% 11/08/96              180,000       142,854
----------------------------------------------------------------
Treasury Corp. of Victoria,
  Local Government Gtd. Deb.,
  12.00% 09/22/01                          500,000       474,984
----------------------------------------------------------------
                                                       1,555,988
----------------------------------------------------------------

CANADA-3.30%

British Columbia (Province of),
  Deb., 9.00% 06/21/04(c)        CAD       150,000        68,721
----------------------------------------------------------------
British Columbia Municipal
  Finance Authority, Deb., 7.75%
  12/01/05                                 500,000       404,678
----------------------------------------------------------------
Ontario Province,
  Sr. Unsub. Deb., 8.35%
  03/11/03                                 600,000       493,583
----------------------------------------------------------------
Ontario Province, STRIP, 8.18%
  01/10/45(c)                           15,000,000       310,588
----------------------------------------------------------------
                                                       1,277,570
----------------------------------------------------------------

DENMARK-1.82%

Kingdom of Denmark,
  Deb., 8.00% 11/15/01           DKK     3,750,000       706,218
----------------------------------------------------------------

FRANCE-1.83%

French Treasury Bill,
  Notes, 5.75% 11/12/98          FRF     3,500,000       709,413
----------------------------------------------------------------

GERMANY-2.03%

Bundesrepublik Deutschland,
  Deb., 6.75% 07/15/04           DEM       750,000       512,554
----------------------------------------------------------------
  Deb., 6.875% 05/12/05                    400,000       273,257
----------------------------------------------------------------
                                                         785,811
----------------------------------------------------------------

NEW ZEALAND-1.35%

New Zealand Government,
  Gtd. Deb., 9.00% 11/15/96      NZD       305,000       215,669
----------------------------------------------------------------
  Gtd. Deb., 10.00% 07/15/97               425,000       304,612
----------------------------------------------------------------
                                                         520,281
----------------------------------------------------------------

SWEDEN-3.78%

Swedish Government
  Bonds, 13.00% 06/15/01         SEK     3,000,000       573,270
----------------------------------------------------------------
  Bonds, 10.25% 05/05/03                 5,000,000       890,019
----------------------------------------------------------------
                                                       1,463,289
----------------------------------------------------------------

UNITED KINGDOM-6.87%

Ontario Province,
  Sr. Unsub. Notes, 6.875%
  09/15/00                       BPS        35,000        55,101
----------------------------------------------------------------
United Kingdom Treasury Notes
  8.00% 12/07/00                           350,000       587,549
----------------------------------------------------------------
  7.00% 11/06/01                           800,000     1,290,233
----------------------------------------------------------------
  7.50% 12/07/06                           450,000       726,357
----------------------------------------------------------------
                                                       2,659,240
----------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Government
      Bonds & Notes                                    9,677,810
----------------------------------------------------------------

                                                       MARKET
                                         SHARES        VALUE

CONVERTIBLE PREFERRED STOCKS-1.63%

ADVERTISING/BROADCASTING-0.00%

Time Warner Inc., Series K Conv.
  Pfd.(b)
  (acquired 06/06/96; cost $775)                 1  $        832
----------------------------------------------------------------

ELECTRIC POWER-0.62%

Citizens Utilities Trust, $2.50
  Conv. Pfd.                                 5,000       240,000
----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-1.01%

Conseco Inc., $4.28, Conv. Pfd.              4,000       390,000
----------------------------------------------------------------
    Total Convertible Preferred
      Stocks                                             630,832
----------------------------------------------------------------

WARRANTS-0.04%

CABLE TELEVISION-0.00%
Wireless One-Wt., expiring
  10/19/00(h)                                  150           450
----------------------------------------------------------------

CONTAINERS-0.01%

MVE Inc.,-Wt., expiring
  02/15/02(h)                                  100         3,000
----------------------------------------------------------------

LEISURE & RECREATION-0.01%

IHF Holdings-Wt., expiring
  11/14/99(h)                                   70         2,800
----------------------------------------------------------------

STEEL-0.00%

Gulf States Steel-Wt., expiring
  04/15/03(h)                                   60           300
----------------------------------------------------------------

TELECOMMUNICATIONS-0.02%

Clearnet Communications-Wt.,
  expiring 09/15/05(h)                         330         2,640
----------------------------------------------------------------

                                                       MARKET
                                         SHARES        VALUE

TELECOMMUNICATIONS-(CONTINUED)

Intermedia-Wt., expiring
  06/01/00(b)(h)
  (acquired 05/25/95; cost $150)               150  $      7,500
----------------------------------------------------------------
                                                          10,140
----------------------------------------------------------------
    Total Warrants                                        16,690
----------------------------------------------------------------

                                       PRINCIPAL       MARKET
                                         AMOUNT        VALUE

U.S. TREASURY SECURITIES-11.01%

U.S. Treasury Notes
  6.50% 05/31/01                      $  1,500,000  $  1,525,230
----------------------------------------------------------------
  6.625% 06/30/01                          500,000       510,825
----------------------------------------------------------------
  6.50% 08/15/05                         1,200,000     1,213,488
----------------------------------------------------------------
  6.75% 08/15/26                         1,000,000     1,012,160
----------------------------------------------------------------
    Total U.S. Treasury securities                     4,261,703
----------------------------------------------------------------

REPURCHASE AGREEMENTS(i)-3.62%

Daiwa Securities America Inc.,
  5.53% 11/01/96(j)                        400,640       400,640
----------------------------------------------------------------
Dresdner Securities Inc.,
  5.54% 11/01/96(k)                      1,000,000     1,000,000
----------------------------------------------------------------
    Total Repurchase Agreements                        1,400,640
----------------------------------------------------------------
TOTAL INVESTMENTS-96.45%                              37,338,079
----------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-3.55%                                    1,375,691
----------------------------------------------------------------
NET ASSETS-100.00%                                  $ 38,713,770
================================================================

Notes to Schedule of Investments:

(a) Principal amount is in U.S. Dollars, except as indicated by note (g).
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at October 31, 1996 was $1,713,990 which represented 4.43% of the Fund's net assets.
(c) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.
(d) Discounted bond at purchase. Interest rate represents coupon rate at which the bond will accrue at a specified future date.
(e) Issued as a unit. This unit also includes 150 warrants to purchase one share of common stock each at $11.55 per share.
(f) Issued as a unit. This unit also includes 330 warrants to purchase shares of common stock.
(g) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(h) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(j) Joint repurchase agreement entered into 10/31/96 with a maturing value of $750,115,208. Collateralized by $733,115,000 U.S. Treasury obligations, 0% to 10.375% due 11/15/96 to 8/15/23.
(k) Joint repurchase agreement entered into 10/31/96 with a maturing value of $200,030,778. Collateralized by $198,651,000 U.S. Treasury obligations, 4.75% to 9.25% due 11/30/97 to 6/30/99.

Abbreviations:

  AUD     Australian Dollar               ITL      Italian Lire
  BPS     British Pound Sterling          JPY      Japanese Yen
  CAD     Canadian Dollar                 NZD      New Zealand Dollar
  CHF     Swiss Franc                     Pfd.     Preferred
  Conv.   Convertible                     Sec.     Secured
  Deb.    Debentures                      SEK      Swedish Krona
  DEM     German Deutschemark             Sr.      Senior
  Disc.   Discounted                      Sub.     Subordinated
  DKK     Danish Krone                    Unsec.   Unsecured
  FRF     French Franc                    Unsub.   Unsubordinated
  Gtd.    Guaranteed                      Wt.      Warrant

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1996


ASSETS:

Investments, at market value (cost
  $36,405,538)                              $ 37,338,079
--------------------------------------------------------
Foreign currencies, at market value (cost
  $48,394)                                        48,572
--------------------------------------------------------
Receivables for:
  Investments sold                               519,266
--------------------------------------------------------
  Capital stock sold                             271,999
--------------------------------------------------------
  Forward contracts                               40,843
--------------------------------------------------------
  Dividends and interest                         937,904
--------------------------------------------------------
Other assets                                      18,424
--------------------------------------------------------
    Total assets                              39,175,087
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                          330,330
--------------------------------------------------------
  Capital stock reacquired                        38,094
--------------------------------------------------------
Dividends                                         44,563
--------------------------------------------------------
Accrued administrative service fees                6,429
--------------------------------------------------------
Accrued distribution fees                         24,964
--------------------------------------------------------
Accrued transfer agent fees                        7,162
--------------------------------------------------------
Accrued operating expenses                         9,775
--------------------------------------------------------
    Total liabilities                            461,317
--------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                               $ 38,713,770
========================================================

NET ASSETS:

  Class A                                   $ 21,926,360
--------------------------------------------------------
  Class B                                   $ 16,787,410
========================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:

  Authorized                                 200,000,000
--------------------------------------------------------
  Outstanding                                  2,020,149
========================================================

Class B:

  Authorized                                 200,000,000
--------------------------------------------------------
  Outstanding                                  1,548,110
========================================================

Class A:

  NET ASSET VALUE AND REDEMPTION PRICE
    PER SHARE                               $      10.85
========================================================
  OFFERING PRICE PER SHARE:
    (Net asset value of $10.85 divided
     by 95.25%)                             $      11.39
========================================================
Class B:

  NET ASSET VALUE AND OFFERING PRICE PER
    SHARE                                   $      10.84
========================================================

STATEMENT OF OPERATIONS
For the year ended October 31, 1996

INVESTMENT INCOME:

Interest                                      $2,196,445
--------------------------------------------------------
Dividends                                         25,703
--------------------------------------------------------
                                               2,222,148
--------------------------------------------------------

EXPENSES:

Advisory fees                                    182,596
--------------------------------------------------------
Administrative service fees                       74,433
--------------------------------------------------------
Directors' fees                                    5,763
--------------------------------------------------------
Distribution fees-Class A                         78,792
--------------------------------------------------------
Distribution fees-Class B                        103,129
--------------------------------------------------------
Custodian fees                                    12,220
--------------------------------------------------------
Transfer agent fees-Class A                       31,849
--------------------------------------------------------
Transfer agent fees-Class B                       30,603
--------------------------------------------------------
Other                                             59,764
--------------------------------------------------------
      Total expenses                             579,149
--------------------------------------------------------
Less: Expenses assumed by advisor               (200,896)
--------------------------------------------------------
    Expenses paid indirectly                        (410)
--------------------------------------------------------
      Net expenses                               377,843
--------------------------------------------------------
Net investment income                          1,844,305
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain on sales of:
  Investment securities                          243,673
--------------------------------------------------------
  Foreign currencies                             174,698
--------------------------------------------------------
                                                 418,371
--------------------------------------------------------

UNREALIZED APPRECIATION OF:

  Investment securities                          496,691
--------------------------------------------------------
  Foreign currencies                              46,609
--------------------------------------------------------
                                                 543,300
--------------------------------------------------------
  Net gain on investment securities and
    foreign currencies                           961,671
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $2,805,976
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1996 and 1995

                                                                                                      1996            1995
OPERATIONS:

  Net investment income                                                                            $ 1,844,305     $   570,694
------------------------------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities and foreign currencies                           418,371         263,982
------------------------------------------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and foreign currencies                          543,300         430,541
------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                             2,805,976       1,265,217
------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                                                           (1,175,361)       (461,318)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                             (705,239)       (139,421)
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on investment securities:
  Class A                                                                                             (122,866)             --
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                              (57,565)             --
------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                           11,543,105       6,847,734
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                           12,214,514       3,676,004
------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                      24,502,564      11,188,216
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                                                               14,211,206       3,022,990
------------------------------------------------------------------------------------------------------------------------------
  End of period                                                                                    $38,713,770     $14,211,206
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                                                       $37,281,153     $13,511,536
------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                                                                  123,655          85,635
------------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment securities and foreign currencies             330,414         178,787
------------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and foreign currencies                              978,548         435,248
------------------------------------------------------------------------------------------------------------------------------
                                                                                                   $38,713,770     $14,211,206
==============================================================================================================================

See Notes to Financial Statements.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

October 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Income Fund (the "Fund") is an investment portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company consisting of four separate series portfolios: AIM Global Income Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund and AIM International Equity Fund. The Fund currently offers two different classes of shares: Class A shares and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in the financial statements pertains only to the Fund. The Fund's investment objective is to provide high current income.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations-Non-convertible bonds and notes are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted price, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange are valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Directors, or persons designated by the Board of Directors, determines that the over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked price. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Fund's officers in accordance with methods which are specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities, as well as corporate bonds and U.S. Government securities, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities and exchange rates occur during such period, then these securities and exchange rates will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

    Outstanding contracts at October 31, 1996 were as follows:

  SETTLEMENT                                           CONTRACT TO      UNREALIZED
     DATE             DELIVER             VALUE          RECEIVE       APPRECIATION
  ----------     ------------------     ----------     -----------     ------------
  11/05/96       JPY     30,000,000     $  263,495     $  283,554        $ 20,059
  12/17/96       JPY     18,000,000        158,106        165,594           7,488
  12/19/96       DEM      1,400,000        927,426        929,245           1,819
  01/27/97       DEM        700,000        464,874        465,735             861
  01/30/97       CHF        525,000        419,153        419,161               8
  02/03/97       JPY     32,000,000        281,097        291,705          10,608
                                        ----------     ----------      ----------
                                        $2,514,151     $2,554,994        $ 40,843
                                        ==========     ==========      ==========

D. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1996, undistributed net investment income was increased by $74,315, undistributed net realized gains decreased by $86,313, and paid-in capital increased by $11,998 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Expenses-Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.70% of the first $1 billion of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1 billion. During the year ended October 31, 1996, AIM waived fees of $182,596 and assumed expenses of $18,300.
  The Fund, pursuant to a master administrative services agreement, has agreed to pay AIM for administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1996, AIM was reimbursed $74,433 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to reimburse A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the year ended October 31, 1996, the Fund paid AFS $40,282 for such services.

  The Fund received reductions in transfer agency fees of $368 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $42 for pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction in the Fund's total expenses of $410 during the year ended October 31, 1996.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Company has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, will pay AIM Distributors an annual rate of 0.50% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, of the total compensation payable, the Fund pays a service fee of 0.25% of the average daily net assets attributable to the Class A shares to selected dealers or financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, will pay AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1996, the Class A shares and the Class B shares paid AIM Distributors $78,792 and $103,129, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $57,096 from the sales of the Class A shares of the Fund during the year ended October 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in the proceeds from sales of Class A shares. During the year ended October 31, 1996, AIM Distributors received commissions of $4,924 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1996, the Fund incurred legal fees of $3,047 for services rendered by the law firm of Kramer, Levin, Naftalis, & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $100,000. During the year ended October 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1996 was $40,174,480 and $19,868,348 respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1996, is as follows:

Aggregate unrealized appreciation of
  investment securities                     $1,293,370
------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (360,829)
------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $  932,541
======================================================
Investments have the same cost for tax and financial statement purposes.

NOTE 6-CAPITAL STOCK
Changes in the Fund's capital stock outstanding during the years ended October 31, 1996 and 1995 were as follows:

                            1996                        1995
                  ------------------------    ------------------------
                   SHARES        AMOUNT        SHARES        AMOUNT
                  ---------    -----------    ---------    -----------
Sold:
----------------------------------------------------------------------
  Class A         1,609,644    $17,019,341      760,598    $ 7,840,532
----------------------------------------------------------------------
  Class B         1,313,279     13,876,204      388,091      4,010,514
----------------------------------------------------------------------
Issued as
  reinvestment
  of dividends:
  Class A            92,969        985,383       23,999        250,917
----------------------------------------------------------------------
  Class B            58,431        618,362       11,879        124,099
----------------------------------------------------------------------
Reacquired:
  Class A          (613,922)    (6,461,619)    (118,603)    (1,243,715)
----------------------------------------------------------------------
  Class B          (215,814)    (2,280,052)     (43,933)      (458,609)
----------------------------------------------------------------------
                  2,244,587    $23,757,619    1,022,031    $10,523,738
======================================================================

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share and Class B share outstanding during each of the years in the two-year period ended October 31, 1996 and the period September 15, 1994 (dates operations commenced) through October 31, 1994.

                                                                   CLASS A                               CLASS B
                                                      ---------------------------------     ---------------------------------
                                                         1996         1995        1994         1996         1995        1994
                                                      ----------     -------     ------     ----------     -------     ------
Net asset value, beginning of period                      $10.74      $10.02     $10.00         $10.73      $10.01     $10.00
---------------------------------------------------------------------------------------     ---------------------------------
Income from investment operations:
Net investment income                                       0.79(a)     0.79       0.08           0.74(a)     0.74       0.07
---------------------------------------------------------------------------------------     ---------------------------------
Net gains (losses) on securities (both realized and
  unrealized)                                               0.25        0.75       0.01           0.24        0.75       0.01
---------------------------------------------------------------------------------------     ---------------------------------
       Total from investment operations                     1.04        1.54       0.09           0.98        1.49       0.08
---------------------------------------------------------------------------------------     ---------------------------------
Less distributions:
Dividends from investment income                           (0.81)      (0.82)     (0.07)         (0.75)      (0.77)     (0.07)
---------------------------------------------------------------------------------------     ---------------------------------
Distributions from net realized capital gains              (0.12)         --         --          (0.12)         --         --
---------------------------------------------------------------------------------------     ---------------------------------
       Total distributions                                 (0.93)      (0.82)     (0.07)         (0.87)      (0.77)     (0.07)
---------------------------------------------------------------------------------------     ---------------------------------
Net asset value, end of period                            $10.85      $10.74     $10.02         $10.84      $10.73     $10.01
=======================================================================================     =================================
Total return(b)                                           10.22%      16.07%      0.93%          9.66%      15.56%      0.79%
=======================================================================================     =================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $21,926     $10,004     $2,661        $16,787      $4,207       $362
=======================================================================================     =================================
Ratio of expenses to average net assets(c)                  1.25%(d)(e) 1.25%      1.25%(f)       1.75%(d)(e) 1.74%      1.73%(f)
=======================================================================================     =================================
Ratio of net investment income to average net
  assets(c)                                                7.27%(d)    7.38%      6.01%(f)       6.77%(d)    6.88%      3.59%(f)
=======================================================================================     =================================
Portfolio turnover rate                                      83%        128%         6%            83%        128%         6%
=======================================================================================     =================================

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) After fee waivers and expense reimbursements. The ratios of expenses and net investment income to average net assets before fee waivers and expense reimbursements were as follows:

                                                                   CLASS A                       CLASS B
                                                          --------------------------    --------------------------
                                                                      NET INVESTMENT                NET INVESTMENT
                                                          EXPENSES        INCOME        EXPENSES        INCOME
                                                          --------    --------------    --------    --------------
                1996                                        2.02%          6.51%           2.53%          6.00%
                --------------------------------------------------------------------------------------------------
                1995                                        3.03%          5.59%           3.57%          5.05%
                --------------------------------------------------------------------------------------------------
                1994                                        5.61%          1.65%          22.09%        (16.77)%
                --------------------------------------------------------------------------------------------------

(d) Ratios are based on average net assets of $15,758,345 for Class A shares and $10,312,948 for Class B shares.
(e) Ratios include indirectly paid expenses. Excluding indirectly paid expenses, the ratios of expenses to average net assets would have remained the same for both Class A shares and Class B shares.
(f) Annualized.

NOTE 8-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO PLC announced the execution of an Agreement and Plan of Merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO PLC. AIM Management is the parent company of the Fund's advisor. The merger is conditional on, among other things, approval by the shareholders of INVESCO PLC and AIM Management and the shareholders of the AIM Funds and the mutual funds managed by INVESCO PLC, and is expected to take place during the first quarter of 1997.

                     INDEPENDENT AUDITORS' REPORT

                     To the Board of Directors and Shareholders of AIM International Funds, Inc.:

                     We have audited the accompanying statement of assets and liabilities of AIM Global Income Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended, and for the period September 15, 1994 (date operations commenced) through October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with generally
                     accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of AIM Global Income Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period September 15, 1994 (date operations commenced) through October 31, 1994, in conformity with generally accepted accounting principles.

                                                          KPMG Peat Marwick LLP

                     Houston, Texas
                     December 6, 1996

                                                            DIRECTORS & OFFICERS


BOARD OF DIRECTORS                                    OFFICERS                                     OFFICE OF THE FUND

Charles T. Bauer                                      Charles T. Bauer                             11 Greenway Plaza
Chairman and Chief Executive Officer                  Chairman                                     Suite 1919
A I M Management Group Inc.                                                                        Houston, TX 77046
                                                      Robert H. Graham
Bruce L. Crockett                                     President                                    INVESTMENT ADVISOR
Formerly Director, President, and
Chief Executive Officer                               John J. Arthur                               A I M Advisors, Inc.
COMSAT Corporation                                    Senior Vice President and Treasurer          11 Greenway Plaza
                                                                                                   Suite 1919
Owen Daly II                                          Carol F. Relihan                             Houston, TX 77046
Director                                              Senior Vice President and Secretary
Cortland Trust Inc.                                                                                TRANSFER AGENT
                                                      Gary T. Crum
Carl Frischling                                       Senior Vice President                        A I M Fund Services, Inc.
Partner                                                                                            P.O. Box 4739
Kramer, Levin, Naftalis & Frankel                     Scott G. Lucas                               Houston, TX 77210-4739
                                                      Senior Vice President
Robert H. Graham                                                                                   CUSTODIAN
President and Chief Operating Officer                 Dana R. Sutton
A I M Management Group Inc.                           Vice President and Assistant Treasurer       State Street Bank & Trust
                                                                                                   225 Franklin Street
John F. Kroeger                                       Robert G. Alley                              Boston, MA 02110
Formerly Consultant                                   Vice President
Wendell & Stockel Associates, Inc.                                                                 COUNSEL TO THE FUND
                                                      Melville B. Cox
Lewis F. Pennock                                      Vice President                               Ballard Spahr
Attorney                                                                                           Andrews & Ingersoll
                                                      Jonathan C. Schoolar                         1735 Market Street
Ian W. Robinson                                       Vice President                               Philadelphia, PA 19103
Consultant; Formerly Executive Vice President and
Chief Financial Officer                               P. Michelle Grace                            COUNSEL TO THE DIRECTORS
Bell Atlantic Management                              Assistant Secretary
Services, Inc.                                                                                     Kramer, Levin, Naftalis & Frankel
                                                      David L. Kite                                919 Third Avenue
Louis S. Sklar                                        Assistant Secretary                          New York, NY 10022
Executive Vice President
Hines Interests                                       Nancy L. Martin                              DISTRIBUTOR
Limited Partnership                                   Assistant Secretary
                                                                                                   A I M Distributors, Inc.
                                                      Ofelia M. Mayo                               11 Greenway Plaza
                                                      Assistant Secretary                          Suite 1919
                                                                                                   Houston, TX 77046
                                                      Kathleen J. Pflueger
                                                      Assistant Secretary                          AUDITORS

                                                      Samuel D. Sirko                              KPMG Peat Marwick LLP
                                                      Assistant Secretary                          700 Louisiana
                                                                                                   NationsBank Bldg.
                                                      Stephen I. Winer                             Houston, TX 77002
                                                      Assistant Secretary

                                                      Mary J. Benson
                                                      Assistant Treasurer






REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Global Income Fund Class A and Class B shares paid ordinary dividends in the amount of $0.9275 and $0.8715 per share, respectively, to shareholders during the Fund's tax year ended October 31, 1996. Of this amount 1% is eligible for the dividends received deduction for corporations.

STATE INCOME TAX INFORMATION

Of the total income dividends paid, 7% was derived from U.S. Treasury obligations.

                                                                    THE AIM FAMILY OF FUNDS--REGISTERED TRADEMARK--

                                                                    AGGRESSIVE GROWTH
                                                                    AIM Aggressive Growth Fund*
                                                                    AIM Capital Development Fund
                                                                    AIM Constellation Fund
                                                                    AIM Global Aggressive Growth Fund

                 [PHOTO OF                                          GROWTH
              11 Greenway Plaza                                     AIM Blue Chip Fund
               APPEARS HERE]                                        AIM Global Growth Fund
                                                                    AIM Growth Fund
                                                                    AIM International Equity Fund
                                                                    AIM Value Fund
                                                                    AIM Weingarten Fund

                                                                    GROWTH AND INCOME
                                                                    AIM Balanced Fund
                                                                    AIM Charter Fund

                                                                    INCOME AND GROWTH
                                                                    AIM Global Utilities Fund

                                                                    HIGH CURRENT INCOME
                                                                    AIM High Yield Fund

                                                                    CURRENT INCOME
                                                                    AIM Global Income Fund
                                                                    AIM Income Fund

                                                                    CURRENT TAX-FREE INCOME
                                                                    AIM Municipal Bond Fund
                                                                    AIM Tax-Exempt Bond Fund of CT
                                                                    AIM Tax-Free Intermediate Shares

                                                                    CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                    AIM Intermediate Government Fund

                                                                    HIGH DEGREE OF SAFETY AND CURRENT INCOME
                                                                    AIM Limited Maturity Treasury Shares

                                                                    STABILITY, LIQUIDITY, AND CURRENT INCOME
                                                                    AIM Money Market Fund

A I M Management Group Inc. has provided leadership in              STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
the mutual fund industry since 1976 and currently                   AIM Tax-Exempt Cash Fund
manages approximately $60 billion in assets for more
than 3.5 million shareholders, including individual
investors, corporate clients, and financial                         *AIM Aggressive Growth Fund was closed to new investors
institutions. The AIM Family of Funds--Registered                   on July 18, 1995. For more complete information about
Trademark-- is distributed nationwide, and AIM today                any AIM Fund(s), including sales charges and expenses,
ranks among the nation's top 15 mutual fund companies               ask your financial consultant or securities dealer for
in assets under management, according to Lipper                     a free prospectus(es). Please read the prospectus(es)
Analytical Services, Inc.                                           carefully before you invest or send money.


[AIM LOGO APPEARS HERE]                                                                               ---------------
                                                                                                         BULK RATE
A I M Distributors, Inc.                                                                                U.S. POSTAGE
11 Greenway Plaza, Suite 1919                                                                               PAID
Houston, TX 77046                                                                                       HOUSTON, TX
                                                                                                      Permit No. 1919
                                                                                                      ---------------
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